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                                                                 EXHIBIT 10.41

                             BRANDYWINE REALTY TRUST
                              NON-QUALIFIED OPTION


                  This is a Non-Qualified Stock Option Award dated January 19, 1999 (the "Award") from Brandywine Realty Trust, a Maryland real estate investment trust (the "Company") to Jeffrey F. Rogatz ("Optionee"). Terms used herein as defined terms and not defined herein have the meanings assigned to them in the Brandywine Realty Trust 1997 Long- Term Incentive Plan, as amended from time to time (the "Plan").

                  1.       Definitions.  As used herein:

                           (a) "Board" means the Board of Trustees of the
Company, as constituted from time to time.

                           (b) "Cause" means "Cause" as defined in the Plan.

                           (c) "Change of Control" means "Change of Control" as
defined in the Plan.

                           (d) "Closing" means the closing of the acquisition
and sale of the Shares as described in, and subject to the provisions of, Paragraph 9 hereof.

                           (e) "Closing Date" means the date of the Closing.

                           (f) "Code" means the Internal Revenue Code of 1986,
as amended from time to time, and any successor thereto.

                           (g) "Common Share" means a common share of beneficial
interest, $.01 par value per share, of the Company.

                           (h) "Committee" means the Committee appointed by the
Board in accordance with Section 2 of the Plan, if one is appointed and in existence at the time of reference. If no committee has been appointed pursuant to Section 2, or if such a committee is not in existence at the time of reference, "Committee" means the Board.

                           (i) "Date of Exercise" means the date on which the
notice required by Paragraph 6 hereof is hand-delivered, placed in the United States mail postage prepaid, or delivered to a telegraph or telex facility.

                           (j) "Date of Grant" means the date of this Award set
forth above.

                           (k) "Disability" means "Disability" as defined in the
Plan.

                           (l) "Expiration Date" means the earliest of the
following:


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                                    (i)     If the Optionee terminates
                                            employment with the Company for any
                                            reason other than death, Disability
                                            or for Cause, 5:00 p.m. on the date
                                            90 days following such termination
                                            of employment;

                                    (ii)    If the Optionee terminates
                                            employment with the Company because
                                            of death, 5:00 p.m. on the first
                                            anniversary of the date the Optionee
                                            terminates employment because of
                                            such death;

                                    (iii)   If the Optionee terminates
                                            employment with the Company because
                                            of Disability, 5:00 p.m. on the date
                                            six months following such
                                            termination of employment, provided
                                            that if the Optionee dies during
                                            such period, any Option otherwise
                                            exercisable shall be exercisable
                                            until the first anniversary of the
                                            Optionee's death;

                                    (iv)    If the Optionee terminates
                                            employment with the Company for
                                            Cause, 5:00 p.m. on the date of such
                                            termination of employment;

                                    (v)     5:00 p.m. on the day before the
                                            ninth anniversary of the Date of
                                            Grant;

                                    (vi)    The time provided for in Section 4
                                            hereof.

                           (m) "Fair Market Value" means the Fair Market Value
of a Share, as determined pursuant to the Plan.

                           (n) "100% Shares" means the 16,485 Shares subject to
the Option and described in Paragraph 1(s)(i).

                           (o) "110% Shares" means the 19,290 Shares subject to
the Option and described in Paragraph 1(s)(ii).

                           (p) "115% Shares" means the 20,807 Shares subject to
the Option and described in Paragraph 1(s)(iii).

                           (q) "Option" means the option to purchase Shares
hereby granted.

                           (r)      "Option Price" means:



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                                    (i)     with respect to 16,485 Shares
                                            subject to the Option, $25.25; and

                                    (ii)    with respect to 19,290 Shares
                                            subject to the Option, $27.78; and

                                    (iii)   with respect to 20,807 Shares
                                            subject to the Option, $29.04.

In the event of any recapitalization, Share distribution or dividend, Share split or combination, the Option Price shall be equitably and proportionally adjusted. The Option Price shall also be subject to adjustment pursuant to
Section 3(c) of the Plan.

                           (s) "Shares" means the 56,582 Common Shares which are
the subject of the Option hereby granted. In the event of any recapitalization, Share distribution or dividend, Share split or combination, the number of Shares that remain subject to the Option shall be equitably and proportionally adjusted. The number of Shares that remain subject to the Option shall also be subject to adjustment pursuant to Section 3(c) of the Plan.

                           (t) "Subsidiary" means, with respect to the Company,
a subsidiary company, whether now or hereafter existing, as defined in section 424(f) of the Code, and any other entity 50% or more of the economic interests in which are owned, directly or indirectly, by the Company.

                  2. Grant of Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Optionee the Option to purchase any or all of the Shares.

                  3.       Time of Exercise of Options.

                           (a) Subject to Paragraph 3(b), the Option may be
exercised after such time or times as set forth below, and shall remain exercisable until the Expiration Date, when the right to exercise shall terminate absolutely:

                                    (i)     The Option may be exercised for an
                                            additional twenty five percent (25%)
                                            of each of (A) the 100% Shares, (B)
                                            the 110% Shares, and (C) the 115%
                                            Shares subject to the Option
                                            following December 31, 1999.

                                    (ii)    The Option may be exercised for an
                                            additional twenty five percent (25%)
                                            of each of (A) the 100% Shares, (B)
                                            the 110% Shares, and (C) the 115%
                                            Shares subject to the Option
                                            following December 31, 2000.



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                                    (iii)   The Option may be exercised for an
                                            additional twenty five percent (25%)
                                            of each of (A) the 100% Shares, (B)
                                            the 110% Shares, and (C) the 115%
                                            Shares subject to the Option
                                            following December 31, 2001.

                                    (iv)    The Option may be exercised for an
                                            additional twenty five percent (25%)
                                            of each of (A) the 100% Shares, (B)
                                            the 110% Shares, and (C) the 115%
                                            Shares subject to the Option
                                            following December 31, 2002.

Notwithstanding the foregoing, the number of Shares available for exercise as determined under this Paragraph 3(a) shall be rounded down to the nearest whole Share. No Shares subject to the Option shall first become exercisable following the Optionee's termination of employment, except as provided in Paragraph 3(b).

                           (b) Notwithstanding Paragraph 3(a), the Option shall
become fully exercisable upon the occurrence of any of the following events:

                                    (i)     A Change of Control;

                                    (ii)    The purchase of any Common Shares
                                            pursuant to a tender or exchange
                                            offer other than offer by the
                                            Company;

                                    (iii)   Termination of the Optionee's
                                            employment by the Company or an
                                            Affiliate without Cause; or

                                    (iv)    The Optionee's Resignation for Good
                                            Reason.

                  4. Conversion of Option. In the event that the Option remains Outstanding upon the occurrence of a Change of Control and Optionee does not exercise the Option within one business day of the occurrence of the Change of Control, then the Option shall automatically terminate and Optionee's right to acquire Common Shares hereunder shall terminate absolutely and, upon such termination, the Company shall provide for the issuance or delivery to Optionee, for no consideration, of 6,601 Common Shares, which number shall be subject to equitable and proportionate adjustment in the event of (i) any prior partial exercise of the Option or (ii) any split or combination of the Common Shares or any dividend payable on the Common Shares in the form of Common Shares.

                  5. Payment for Shares. Full payment for Shares purchased upon the exercise of an Option shall be made in cash or, at the election of the Optionee and as the Committee may, in its sole discretion, approve, by surrendering Common Shares with an aggregate Fair Market Value equal to the aggregate Option Price, or by delivering such combination of Common Shares and cash as the Committee may, in its sole discretion, approve.



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                  6. Manner of Exercise. The Option shall be exercised by giving written notice of exercise to:

                           Brandywine Realty Trust
                           16 Campus Boulevard
                           Suite 150
                           Newtown Square, PA  19073
                           Attention:  Chief Executive Officer

All notices under this agreement shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and shall be irrevocable once given.

                  7. Nontransferability of Option. The Option may not be transferred or assigned by the Optionee otherwise than as and to the extent permitted by Section 5(e) of the Plan; and any attempt at assignment or transfer contrary to the provisions of the Plan or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

                  8. Securities Laws. The Committee may from time to time impose any conditions on the exercise of the Option as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, or of the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. If the listing, registration or qualification of Shares issuable on the exercise of the Option upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Shares, the Company shall not be obligated to issue or deliver the certificates representing the Shares otherwise issuable on the exercise of the Option unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on such Shares calling attention to the fact that they have been acquired for investment and have not been registered.

                  9. Issuance of Certificate at Closing; Payment of Cash. Subject to the provisions of this Paragraph 9, the Closing Date shall occur as promptly as is feasible after the exercise of the Option. Subject to the provisions of Paragraphs 8 and 10 hereof, a certificate for the Shares issuable on the exercise of the Option shall be delivered to the Optionee or to his personal representative, heir or legatee at the Closing, provided that no certificates for Shares will be delivered to the Optionee or to his personal representative, heir or legatee unless the Option Price has been paid in full.

                  10. Rights Prior to Exercise. The Optionee shall not have any right as a shareholder with respect to any Shares subject to his Options until the Option shall have been exercised in accordance with the terms of the Plan and this Award and the Optionee shall have


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paid the full purchase price for the number of Shares in respect of which the
Option was exercised, provided that in the event that the Optionee's employment with the Company is terminated for Cause, upon a determination by the Committee, the Optionee shall automatically forfeit all Shares otherwise subject to delivery upon exercise of an Option but for which the Company has not yet delivered the Share certificates, upon refund by the Company of the Option Price.

                  11. Status of Option; Interpretation. The Option is intended to be a non-qualified stock option. Accordingly, it is intended that the transfer of property pursuant to the exercise of the Option shall be subject to federal income tax in accordance with section 83 of the Code. The Option is not intended to qualify as an incentive stock option within the meaning of section 422 of the Code. The interpretation and construction of any provision of this Option or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the intention expressed in this Paragraph 11.

                  12. Option Not to Affect Employment. The Option granted hereunder shall not confer upon the Optionee any right to continue in the employment of the Company or any Subsidiary.

                  13.      Miscellaneous.

                           (a) The address for the Optionee to which notice,
demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the address contained in the Company's personnel records.

                           (b) This Award and all questions relating to its
validity, interpretation, performance, and enforcement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  14. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of the Option, or in connection with the conversion of the Option, the Company shall have the right to (a) require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities.




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                  IN WITNESS WHEREOF, the Company has granted this Award on the day and year first above written.

                                  BRANDYWINE REALTY TRUST


                                  By:    /s/ Gerard H. Sweeney
                                         --------------------------------------
                                  Title: President and Chief Executive Officer



Accepted:

/s/ Jeffrey F. Rogatz
--------------------------------------
Jeffrey F. Rogatz



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